Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Capital commitments [abstract]
Commitments and contingencies	Commitments and contingencies
27.1.    Publishing and license agreements
DoubleU Games
We entered into the DoubleU Games License Agreement on March 7, 2018, which was subsequently amended on July 1, 2019 and November 27, 2019. On October 1, 2023, DDI-US entered into the Game Development Services Agreement with DoubleU Games, which supersedes the DoubleU Games License Agreement. Pursuant to the Game Development Services Agreement, DoubleU Games grants us, through DDI-US, an exclusive license to develop and distribute certain DoubleU Games social casino game titles and sequels thereto in the social online game field of use. We are obligated to pay a royalty license fee to DoubleU Games in connection with these rights, with certain customary terms and conditions. As of December 31, 2024, we licensed from DUG approximately 50 game titles under the terms of this agreement.
In October 2023, we, through DDI-US, entered into a Game Development Services Agreement with DoubleU Games pursuant to which DDI-US will pay service fees to DoubleU Games for certain game maintenance services and product planning and user analysis services provided by DoubleU Games.
We, through SuprPlay Limited, also entered into a new game license agreement with DoubleU Games with effect from August 20, 2024. We are obligated to pay a royalty license fee to DoubleU Games in connection with these rights, with certain customary terms and conditions.
International Gaming Technologies (“IGT”)
In 2017, we entered into a Game Development, Distribution, and Services Agreement with IGT. Under the terms of the agreement, IGT will deliver game assets so that we can port (a process of converting the assets into functioning slot games by platform) the technology for inclusion in our gaming apps. The agreement includes game assets that are used to create new games. Under the agreement, we paid IGT an initial royalty rate of 10% of revenue for their proprietary assets and 15% of revenue for third-party game asset types. Effective January 1, 2019, we amended the agreement to revise the royalty rate for proprietary game asset types to 7.5% of revenue. The initial term of the agreement is ten (10) years with up to two additional five-year periods. Costs incurred in connection with this agreement for the years ended December 31, 2024 and 2023 totaled $4.5 million and $5.3 million, respectively, and are recognized as a component of cost of revenue.
27.2.    Legal contingencies
On April 12, 2018, a class-action lawsuit was filed against DDI-US demanding a return of unfair benefit under the pretext that the Company’s social casino games are not legal in the State of Washington, United States. On August 29, 2022, DDI-US entered into an agreement in principle to settle the aforementioned case and associated proceedings, pursuant to which, among other things, DDI-US would contribute $145.25 million to the settlement fund. This agreement in principle received final court approval with the final contribution to the settlement fund made in June 2023. The Company recorded an accrual of $95.25 million for the year ended January 1, 2023, less $50 million for payments made in the fourth quarter of 2022, which was subsequently settled via a $95.25 million cash payment in the second quarter of 2023.
As of the reporting date, the Company is a defendant in three lawsuits seeking damages, filed in the states of Alabama, Kentucky, and Tennessee. These lawsuits allege that the Company’s social casino-themed games constitute unlawful gambling under state laws. The Company denies the allegations, contends its games are not gambling under the applicable law, contends that the case suffers from various procedural defects. At this time, the Company is unable to reasonably predict the outcome of these legal proceedings and cannot estimate what impact, if any, the litigation may have on the Company’s consolidated financial statements.
27.3.    Director and Officers’ indemnification agreement
The Company’s maximum aggregate liability for all loss and expenses on account of any and all requests for indemnity under the Indemnification Agreement or any similar indemnity agreement with any other indemnitee will be $5,000,000 per every 12-month period.
27.4.    Other matters
In March 2025, DDI-US received a letter from IGT (“IGT Letter”) purporting to terminate the Company’s licenses to develop and distribute IGT social casino game titles throughout the United States. The IGT Letter cited the January 2025 public memo issued by the Washington State Gambling Commission (“WSGC”), where the WSGC encouraged companies offering virtual casino-style games to Washington residents to review their games and ensure compliance with state gambling regulations. While the outcome of this matter is currently uncertain, the Company believes that IGT has no basis to terminate the licenses and that the Company’s distribution of the licensed games is not prohibited under Washington State law.